UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2006

Modtech Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25161	33-0825386
(Commission File Number)	(IRS Employer Identification No.)

2830 Barrett Avenue, Perris, CA	92571
(Address of Principal Executive Offices)	(Zip Code)

(951) 943-4014
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 28, 2006.

Item 4.01 Changes in Registrant's Certifying Accountant

As previously reported, Modtech Holdings, Inc. (the "Company") was informed by its independent registered public accounting firm, Peterson & Co., LLP ("Peterson"), that Peterson had merged with Squar, Milner, Miranda & Williamson, LLP.

The audit report issued by Peterson on the consolidated financial statements of the Company for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's auditor for the fiscal year ended December 31, 2004 was KPMG LLP ("KPMG").

During the Company's fiscal year ended December 31, 2005 and the subsequent interim period through November 21, 2006, there were no disagreements between the Company and Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such year.

There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with Peterson's audit of the Company’s consolidated financial statements for the year ended December 31, 2005, and management’s assessment of internal control over financial reporting as of December 31, 2005, the Company was advised by Peterson that material weaknesses exist relating to the Company’s internal control over financial reporting, which weaknesses have been previously disclosed in Item 9A of the Company's Report on Form 10-K for the fiscal year ended December 31, 2005.

The Company provided Peterson with a copy of the statements contained in this Current Report on Form 8-K and requested that Peterson furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Peterson agrees with such statements, and, if not, stating in which respects it does not agree. A copy of Peterson's letter is filed as Exhibit 16.1 to this Current Report.

On April 14, 2005, the Company filed a Current Report on Form 8-K which described the decision of KPMG not to stand for reelection as the Company's independent registered public accounting firm and included a copy of a letter from KPMG addressed to the Securities and Exchange Commission which addressed the matters set forth in this Current Report for the fiscal years December 31, 2002 and 2003 and the subsequent interim period through April 11, 2005.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Copy of Peterson's letter to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 4, 2006

Modtech Holdings, Inc.

By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun Chief Financial Officer
Title